First Eagle Overseas Variable Fund
Schedule of Investments
September 30, 2024 (unaudited)

Investments	Shares	Value ($)
COMMON STOCKS - 84.9%

Belgium - 1.6%
Groupe Bruxelles Lambert NV	50,925	3,968,295

Brazil - 2.2%
Ambev SA, ADR	1,423,669	3,473,752
Itausa SA (Preference)	949,918	1,930,281
		5,404,033
Canada - 8.5%
Agnico Eagle Mines Ltd.	15,333	1,235,188
Barrick Gold Corp.	120,043	2,387,655
Franco-Nevada Corp.	6,164	765,595
Imperial Oil Ltd.	125,792	8,849,946
Nutrien Ltd.	47,106	2,263,914
Power Corp. of Canada	105,755	3,335,804
Wheaton Precious Metals Corp.	41,443	2,531,339
		21,369,441
Chile - 0.8%
Cia Cervecerias Unidas SA, ADR	184,139	2,141,537

China - 3.4%
Alibaba Group Holding Ltd.	245,668	3,264,629
Prosus NV	120,252	5,255,285
		8,519,914
Faroe Islands - 0.5%
Bakkafrost P/F	20,589	1,185,330

Finland - 0.1%
Kesko OYJ, Class B	16,752	357,397

France - 6.1%
Danone SA	74,580	5,432,370
Laurent-Perrier	11,570	1,378,068
Legrand SA	15,660	1,804,124
LVMH Moet Hennessy Louis Vuitton SE	1,284	984,669
Pluxee NV *	15,791	332,615
Sanofi SA	29,805	3,431,727
Sodexo SA	13,383	1,097,185
Wendel SE	8,556	875,447
		15,336,205
Germany - 2.6%
Brenntag SE	10,871	811,439
FUCHS SE (Preference)	45,128	2,192,888
Henkel AG & Co. KGaA (Preference)	28,133	2,644,497
Merck KGaA	4,336	765,438
		6,414,262
Hong Kong - 3.2%
CK Asset Holdings Ltd.	409,000	1,780,616
Great Eagle Holdings Ltd.	447,814	697,335
Guoco Group Ltd.	157,670	1,560,707
Hongkong Land Holdings Ltd.	308,100	1,132,078
Hysan Development Co. Ltd.	76,636	131,871
Jardine Matheson Holdings Ltd.	67,780	2,647,487
		7,950,094
Japan - 16.4%
As One Corp.	53,120	1,076,023
Chofu Seisakusho Co. Ltd.	33,930	466,826
Daiichikosho Co. Ltd.	111,360	1,357,050
FANUC Corp.	124,000	3,641,931
Hirose Electric Co. Ltd.	14,980	1,911,672
Hoshizaki Corp.	55,400	1,929,351
Kansai Paint Co. Ltd.	168,680	3,012,970
Keyence Corp.	1,400	670,967
Komatsu Ltd.	74,200	2,077,209
MISUMI Group, Inc.	16,100	292,037
Mitsubishi Electric Corp.	208,400	3,380,445
MS&AD Insurance Group Holdings, Inc.	169,500	3,983,960
Nagaileben Co. Ltd.	30,710	543,750
Nihon Kohden Corp.	97,400	1,448,962
Pilot Corp.	14,600	453,077
Secom Co. Ltd.	105,320	3,895,688
Shimano, Inc.	19,260	3,666,484
SK Kaken Co. Ltd.	8,190	482,653
SMC Corp.	3,760	1,681,549
Sompo Holdings, Inc.	123,100	2,774,773
T Hasegawa Co. Ltd.	37,500	859,488
TIS, Inc.	45,100	1,151,256
USS Co. Ltd.	40,500	384,425
		41,142,546
Mexico - 2.3%
Fomento Economico Mexicano SAB de CV, ADR	42,163	4,161,910
Fresnillo plc	17,125	140,422
Grupo Mexico SAB de CV, Series B	133,413	743,766
Industrias Penoles SAB de CV *	49,167	652,580
		5,698,678
Netherlands - 0.9%
HAL Trust	4,548	600,075
Heineken Holding NV	22,577	1,705,710
		2,305,785
Norway - 1.1%
Orkla ASA	289,584	2,731,193

Singapore - 1.8%
Haw Par Corp. Ltd.	335,013	2,822,329
United Overseas Bank Ltd.	14,400	359,452
UOL Group Ltd.	294,400	1,272,236
		4,454,017
South Korea - 4.2%
Fursys, Inc.	17,139	560,916
Hyundai Mobis Co. Ltd.	9,254	1,532,611
KT&G Corp.	43,310	3,590,566
NAVER Corp.	11,774	1,516,552
NongShim Co. Ltd.	3,865	1,136,091

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
September 30, 2024 (unaudited)

Investments	Shares	Value ($)
Samsung Electronics Co. Ltd. (Preference)	50,633	1,966,429
Samsung Life Insurance Co. Ltd.	3,850	274,968
		10,578,133
Sweden - 3.3%
Industrivarden AB, Class C	32,240	1,187,189
Investor AB, Class A	101,953	3,141,315
Investor AB, Class B	72,589	2,236,918
L E Lundbergforetagen AB, Class B	7,573	433,696
Svenska Handelsbanken AB, Class A	131,164	1,347,310
		8,346,428
Switzerland - 4.9%
Cie Financiere Richemont SA (Registered)	30,823	4,894,825
Nestle SA (Registered)	29,974	3,012,160
Schindler Holding AG	13,454	3,948,806
Schindler Holding AG (Registered)	1,604	456,190
		12,311,981
Taiwan - 1.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	22,452	3,899,239

Thailand - 0.9%
Bangkok Bank PCL, NVDR	400,405	1,866,774
Thai Beverage PCL	1,020,592	424,409
		2,291,183
Turkey - 0.5%
AG Anadolu Grubu Holding A/S	144,607	1,318,261

United Kingdom - 14.4%
BAE Systems plc	229,595	3,811,753
Berkeley Group Holdings plc	41,567	2,629,172
Big Yellow Group plc, REIT	50,201	851,034
British American Tobacco plc	154,688	5,639,628
Diageo plc	40,713	1,422,101
Great Portland Estates plc, REIT	151,915	723,046
Haleon plc	698,853	3,656,749
Lloyds Banking Group plc	3,424,215	2,692,436
Reckitt Benckiser Group plc	72,781	4,453,046
Shell plc	148,997	4,922,027
Unilever plc	84,072	5,456,997
		36,257,989
United States - 3.6%
Newmont Corp.	49,808	2,662,237
Royal Gold, Inc.	8,566	1,201,810
Willis Towers Watson plc	17,592	5,181,372
		9,045,419
TOTAL COMMON STOCKS (Cost $145,469,407)		213,027,360

Investments	Ounces	Value ($)
COMMODITIES - 11.7%

Gold bullion *
(Cost $7,694,743)	11,201	29,474,154

Investments	Principal Amount ($)		Value ($)
FOREIGN GOVERNMENT SECURITIES - 0.7%

Singapore - 0.7%
Republic of Singapore
1.25%, 11/1/2026 (Cost $1,564,987)	SGD	2,253,000	1,710,825

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 2.4%

COMMERCIAL PAPER - 1.8%
AES Corp. (The)
5.24%, 10/1/2024 (a)	1,942,000	1,941,716
Entergy Corp.
4.90%, 10/1/2024 (a)	682,000	681,907
General Motors Financial Co., Inc.
4.93%, 10/1/2024 (a)(b)	1,867,000	1,866,745
TOTAL COMMERCIAL PAPER (Cost $4,491,000)		4,490,368
U.S. TREASURY OBLIGATIONS - 0.2%
U.S. Treasury Bills
5.28%, 12/5/2024 (a)(c)	250,000	247,959
4.76%, 2/6/2025 (a)	250,000	246,100
TOTAL U.S. TREASURY OBLIGATIONS (Cost $493,528)		494,059

Investments	Shares	Value ($)
INVESTMENT COMPANIES - 0.4%
JP Morgan U.S. Government Money Market Fund, Capital Shares 4.92% (d) (Cost $1,000,061)	1,000,061	1,000,061

TOTAL SHORT-TERM INVESTMENTS (Cost $5,984,589)		5,984,488

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
September 30, 2024 (unaudited)

Investments	Shares	Value ($)
Total Investments - 99.7% (Cost $160,713,726)		250,196,827
Other assets less liabilities - 0.3%		710,067
Net Assets - 100.0%		250,906,894

*	Non-income producing security.
(a)	The rate shown was the current yield as of September 30, 2024.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2) of the Securities Act of 1933. Total value of all such securities at September 30, 2024 amounted to $1,866,745, which represents approximately 0.74% of net assets of the Fund.
(c)	All or a portion of this security is pledged with the custodian for current or potential holdings of forward foreign currency exchange contracts.
(d)	Represents 7-day effective yield as of September 30, 2024.

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
September 30, 2024 (unaudited)

Forward Foreign Currency Exchange Contracts outstanding as of September 30, 2024

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,038,825	JPY	144,940,000	UBS AG	11/6/2024	$25,113
USD	1,041,483	JPY	144,940,000	Bank of New York Mellon	12/4/2024	24,377
USD	3,113,245	EUR	2,783,000	Goldman Sachs	1/8/2025	2,813
USD	1,045,630	JPY	144,940,000	Goldman Sachs	1/8/2025	23,358
USD	2,486,383	EUR	2,210,000	JPMorgan Chase Bank	2/5/2025	13,867
USD	485,071	GBP	362,000	JPMorgan Chase Bank	2/5/2025	1,413
USD	1,047,762	JPY	144,940,000	JPMorgan Chase Bank	2/5/2025	22,520
Total unrealized appreciation						113,461
EUR	2,447,000	USD	2,740,486	JPMorgan Chase Bank	10/2/2024	(16,608)
GBP	515,000	USD	690,665	JPMorgan Chase Bank	10/2/2024	(2,136)
USD	2,662,360	EUR	2,447,000	JPMorgan Chase Bank	10/2/2024	(61,517)
USD	655,194	GBP	515,000	JPMorgan Chase Bank	10/2/2024	(33,336)
USD	2,592,530	EUR	2,409,000	UBS AG	11/6/2024	(93,216)
USD	2,545,218	EUR	2,340,000	Bank of New York Mellon	12/4/2024	(66,268)
USD	1,113,009	GBP	843,000	Goldman Sachs	1/8/2025	(13,664)
Total unrealized depreciation						(286,745)
Net unrealized depreciation						$(173,284)

Abbreviations
ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NVDR	Non-Voting Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SGD	Singapore Dollar
USD	United States Dollar

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Aerospace & Defense	1.5%
Automobile Components	0.6
Banks	3.3
Beverages	6.0
Broadline Retail	3.4
Chemicals	3.5
Commercial Services & Supplies	2.0
Commodities	11.7
Consumer Staples Distribution & Retail	0.1
Electrical Equipment	2.0
Electronic Equipment, Instruments & Components	1.1
Entertainment	0.5
Financial Services	4.9
Food Products	5.5
Foreign Government Securities	0.7

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
September 30, 2024 (unaudited)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Health Care Equipment & Supplies	0.8%
Health Care Providers & Services	0.4
Hotels, Restaurants & Leisure	0.4
Household Durables	1.2
Household Products	2.9
Industrial Conglomerates	2.2
Insurance	6.2
Interactive Media & Services	0.6
IT Services	0.5
Leisure Products	1.5
Machinery	5.6
Metals & Mining	4.9
Office REITs	0.3
Oil, Gas & Consumable Fuels	5.5
Personal Care Products	3.6
Pharmaceuticals	2.8
Real Estate Management & Development	2.0
Semiconductors & Semiconductor Equipment	1.6
Specialized REITs	0.3
Specialty Retail	0.2
Technology Hardware, Storage & Peripherals	0.8
Textiles, Apparel & Luxury Goods	2.3
Tobacco	3.6
Trading Companies & Distributors	0.3
Short-Term Investments	2.4
Total Investments	99.7%

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund

Notes to Schedule of Investments (unaudited)

Note 1 — Organization

First Eagle Variable Funds (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the “Fund”). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At September 30, 2024, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

First Eagle Investment Management, LLC (the “Adviser”), a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”), manages the Fund. A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company (“BCP CC Holdings GP”), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards (the “FASB”) Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

a)	Investment Valuation — The Fund computes its net asset value (“NAV”) once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option or warrant), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case, it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-the-counter market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of trading on the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser’s Valuation Committee, at least annually, will review the pricing service’s inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE, are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be “stale” as a result of limited market activity for a particular holding or have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, or in other circumstances when market quotations are not readily available within the meaning of applicable regulations, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” as described below. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values.

Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in the U.S. markets. The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market value, especially during periods of higher market price volatility. The Board of Trustees (“Board”) of the Fund, and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value.

These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, “securities”) held by the Fund are determined in good faith by the Adviser as “valuation designee” under the oversight of the Board. The Board Valuation, Liquidity and Allocations Committee (the “Committee”) oversees the execution of the valuation and liquidity procedures for the Fund. In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser the “valuation designee” to perform the Fund’s fair value determinations. The Adviser’s fair valuation process is subject to Board oversight and certain reporting and other requirements.

The following is a summary of the Fund’s inputs used to value the Fund’s investments as of September 30, 2024:

First Eagle Overseas Variable Fund

Description†	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$62,731,651	$150,295,709 (a)	$–	$213,027,360
Commodities*	–	29,474,154	–	29,474,154
Foreign Government Securities	–	1,710,825	–	1,710,825
Short-Term Investments	1,000,061	4,984,427	–	5,984,488
Forward Foreign Currency Exchange Contracts**	–	113,461	–	113,461
Total	$63,731,712	$186,578,576	$–	$250,310,288

Liabilities:
Forward Foreign Currency Exchange Contracts**	$–	$(286,745)	$–	$(286,745)
Total	$–	$(286,745)	$–	$(286,745)

(a)	The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 2(a) for additional details.
†	See Schedule of Investments for additional detailed categorizations.
*	Represents gold bullion.
**	Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

b)	Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund’s currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Fund invests in and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments. For the period ended September 30, 2024, the average monthly outstanding currency purchased and sold in U.S. dollars for forward foreign currency exchange contracts totaled $4,461,472 and $16,771,662, respectively.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties.

An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund’s custodian bank. These amounts are not reflected on the Fund’s Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, generally prohibits open-end funds, including the Fund, from issuing or selling any “senior security”, except that the Fund may borrow from a bank if, immediately after such borrowing, there is “asset coverage” of at least 300%.

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by the Adviser as a “derivatives risk manager”. The derivatives risk manager is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). As of the date hereof, the Fund is relying on the Limited Derivatives User Exception.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Asset and Liabilities.

At September 30, 2024, the Fund had the following forward foreign currency exchange contracts grouped into risk categories illustrated below:

			Gain or (Loss) Derivative Recognized in Income
	Asset Derivative	Liability Derivative	Net Realized Gains	Change in Appreciation
Risk Type	Fair Value	Fair Value	(Losses)	(Depreciation)
Foreign currency	$113,461	$286,745	$246,681	$258,509

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of September 30, 2024:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Bank of New York Mellon	$24,377	$(24,377)	$–	$–
Goldman Sachs	26,171	(13,664)	–	12,507
JPMorgan Chase Bank	37,800	(37,800)	–	–
UBS AG	25,113	(25,113)	–	–
Total	$113,461	$(100,954)	$–	$12,507

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount (Not Less Than $0)
Bank of New York Mellon	$66,268	$(24,377)	$–	$41,891
Goldman Sachs	13,664	(13,664)	–	–
JPMorgan Chase Bank	113,597	(37,800)	(75,797)	–
UBS AG	93,216	(25,113)	(68,103)	–
Total	$286,745	$(100,954)	$(143,900)	$41,891

*	The actual collateral received/pledged may be more than the amount reported due to over collateralization.

c)	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”), which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The principal value of TIPS will be adjusted upward or downward. These adjustments are recorded as increases or decreases to interest income on the Statement of Operations and reflected in market value of the securities. TIPS are subject to interest rate risk.

d)	Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

e)	New Accounting Pronouncements and Regulations — In June 2022, FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. There is no material impact to the financial statements and related disclosures.